UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 21, 2001


                                ICHOR CORPORATION
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                            (State of Incorporation)


             000-25132                                   25-1741849
     (Commission File Number)               (I.R.S. Employer Identification No.)



                       50-52 AVENUE DU CHANOINE CARTELLIER
                         69230 SAINT-GENIS LAVAL, FRANCE
                    (Address of principal executive offices)


                                33 4 72 39 52 09
              (Registrant's telephone number, including area code)

ITEM  5.     OTHER  EVENTS.

Effective May 21, 2001, ICHOR Corporation (the "Corporation") amended its Certificate of Incorporation to increase the authorized number of its shares of common stock, $0.01 par value from 30,000,000 to 80,000,000. The increase in authorized capital was approved by the board of directors of the Corporation and by the written consent of the holders of approximately 88.4% of the shares of common stock of the Corporation on January 19, 2001. Notice of the proposed corporate action was provided to all shareholders of the Corporation in a Definitive Information Statement on Schedule 14C dated April 25, 2001.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)     Exhibits.

     EXHIBIT NO.       DESCRIPTION
     -----------       -----------

          1 Certificate of Amendment of Certificate of Incorporation of ICHOR Corporation dated May 21, 2001.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                           ICHOR CORPORATION

                                           /s/ John Musacchio
                                           -----------------------
                                           John Musacchio
                                           Chief Financial Officer
                                           and Secretary


Date:  May  23,  2001

                                ICHOR CORPORATION
                                    FORM 8-K

                                  EXHIBIT INDEX

EXHIBIT NUMBER        DESCRIPTION
--------------        -----------
      1               Certificate of Amendment of Certificate of Incorporation
                      of ICHOR Corporation dated May 21, 2001.
